UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 16, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       17314 STATE HIGHWAY 249, SUITE 306
                              HOUTSON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on October 16, 2009, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company"), authorized the execution of a senior secured advancing line of credit agreement with a maturity date of October 16, 2011 (the "Line of Credit Agreement"). The Line of Credit Agreement represents a $40,000,000.00 line of credit facility with Guggenheim Corporate Funding LLC ("Guggenheim") and certain lenders (collectively, the "Lenders").

Previously, the Company had entered into that certain senior secured bridge loan agreement dated as of August 7, 2009 (the "Bridge Loan Agreement") with Guggenheim and the Lenders pursuant to which the Lenders agreed to make loans to and extend credit on behalf of the Company. The Company had requested Guggenheim and the Lenders to extend credit in an amount not to exceed singularly or cumulatively $40,000,000.00 to be used in part to refinance the Bridge Loan Agreement, fund cash calls associated with the Company's Stevenson-Douglass 16-1 well, and acquire and develop properties in the Company's Buena Vits Prospect.

As of October 16, 2009, the Company closed the $40,000,000.00 Line of Credit Agreement. In conjunction therewith, the Company issued a promissory note to Guggenheim in the principal amount of $40,000,000.00 and executed a deed of trust, security agreement, financing statement and assignment of production (the "Security Agreement") as security for the indebtedness of the Company under the Line of Credit Agreement. Additionally, Guggenheim will participate through an associated company as a 10% working interest partner in the drilling and development of the Company's Mississippi project.

As indicated above, initial advances will be used to retire the outstanding debt on the $3,500,000 bridge loan with Guggenehim as well as fund the Company's share of completion costs for its Stephenson Douglas 16-1 well in the Haynesville Shale area being developed jointly with its partner, Petrohawk Energy Corporation. In addition, the credit facility will be used to pay fees associated with the financing and fund other general corporate expenses.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.


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(d) Exhibits.

    10.1 Senior Secured Advancing Line of Credit Agreement dated October 16, 2009 by and among Mainland Resources Inc., Guggenheim Corporate Funding LLC, and the financial institutions from time to time party thereto.

    10.2 Promissory Note dated October 16, 2009 between Mainland Resources Inc. and Guggenheim Corporate Funding LLC.

    10.3 Deed of Trust, Security Agreement, Financing Statement and Assignment of Production between Mainland Resources Inc. and Guggenheim Corporate Funding LLC dated October 13, 2009.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAINLAND RESOURCES, INC.


DATE:  October 21, 2009
                                        /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: Michael J. Newport
                                        TITLE: President/Chief Executive Officer


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